UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2014

Point.360
(Exact name of registrant as specified in its charter)

California	0-21917	01-0893376
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2701 Media Center Drive Los Angeles, California		90065
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(818) 565-1400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On October 31, 2014, Point.360 (the “Company”) filed a Form 8-K (the "Original Form 8-K") to report that the Company notified the NASDAQ Capital Market ("NCM") on the same date that the Company intends to voluntarily delist its shares of common stock from the NCM and is currently taking the steps necessary so that the Company's common stock may be quoted for trading in the OTCQX US Market, operated by OTC Markets, Inc., under its current trading symbol, “PTSX.” In the Company's press release, dated October 31, 2014, which the Company filed as an exhibit to the Original Form 8-K, the Company stated that it expects that its common stock will begin trading on the OTCQX US Market on or about December 1, 2014. The Company is filing this Form 8-K/A to report the Company's current expectation that its common stock will begin trading on the OTCQX US Market on December 3, 2014 concurrent with the delisting of the Company's common stock from the NCM.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Point.360

November 24, 2014	By:	/s/ Alan R. Steel
		Name:	Alan R. Steel
		Title:	Executive Vice President
Finance and Administration
Chief Financial Officer

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